UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

TravelCenters of America Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33274 (Commission File Number)	20-5701514 (IRS Employer Identification No.)

24601 Center Ridge Road Westlake, Ohio		44145-5639
(Address of Principal Executive Offices)		(Zip Code)

440 - 808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock	TA	The Nasdaq Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to TravelCenters of America Inc.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders held on June 9, 2022 (the “Annual Meeting”), the Company’s stockholders voted on the election of two Directors in Class III of the Board of Directors each for a three year term of office continuing until the Company’s 2025 annual meeting of stockholders and until her, his or their respective successor is duly elected and qualifies. The following persons were elected as Directors and received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Lisa Harris Jones	6,699,055	4,653,670	1,593,301
Rajan C. Penkar	8,218,609	3,134,116	1,593,301

The Company’s stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2022 fiscal year.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
12,922,536	6,323	17,167	N/A

The results reported above are final voting results.

Item 8.01.         Other Events.

Director Compensation

Also on June 9, 2022, the Company updated its Director compensation arrangements. A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Director compensation arrangements, on June 9, 2022, the Company awarded each of the Company’s Directors 3,000 shares of Common Stock, $0.01 par value.

Item 9.01.         Financial Statements and Exhibits.

(d)        Exhibits

10.1	Summary of Director Compensation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA INC.

By:	/s/ Peter J. Crage
Name:	Peter J. Crage
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: June 10, 2022